UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2006

CISCO SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

0-18225	77-0059951
(Commission File Number)	(IRS Employer Identification No.)

170 West Tasman Drive, San Jose, California	95134-1706
(Address of principal executive offices)	(Zip Code)

(408) 526-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Cisco Systems, Inc. on March 2, 2006, to include the historical financial statements of Scientific-Atlanta, Inc.(“Scientific-Atlanta”), the business acquired, and the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements and schedules of Scientific-Atlanta and subsidiaries as of July 1, 2005 and July 2, 2004, and for each of the three years in the period ended July 1, 2005, contained in Scientific-Atlanta’s Annual Report on Form 10-K for the year ended July 1, 2005 (filed with the Securities and Exchange Commission (the “SEC”) on August 26, 2005), are filed as Exhibit 99.1 to this amendment and incorporated in their entirety herein by reference.

The unaudited interim financial statements of Scientific-Atlanta and subsidiaries as of and for the six months ended December 30, 2005 and December 31, 2004, contained in Scientific-Atlanta’s Quarterly Report on Form 10-Q for the quarter ended December 30, 2005, filed with the SEC on February 8, 2006, are filed as Exhibit 99.2 to this amendment and incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information.

The pro forma financial information as of and for the six months ended January 28, 2006 and for the twelve months ended July 30, 2005 is furnished as Exhibit 99.3 and is incorporated in its entirety into this Item 9.01(b) by reference.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among Cisco Systems, Inc., Columbus Acquisition Corp. and Scientific-Atlanta, Inc. (incorporated by reference to Exhibit 2.1 of Form 8-K (File No. 001-05517) filed on November 21, 2005).†

10.1	Cisco Systems, Inc. SA Acquisition Long-Term Incentive Plan (amends and restates the 2003 Long-Term Incentive Plan of Scientific-Atlanta), including related form agreements (incorporated by reference to Exhibit 99.4 to Form S-8 (File No. 333-132050) filed on February 27, 2006).

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm of Scientific-Atlanta, Inc.

99.1	Audited consolidated financial statements and schedules of Scientific-Atlanta as of July 1, 2005 and July 2, 2004 and for each of the three years in the period ended July 1, 2005 (incorporated by reference to pages 42 and 44 to 78 of Form 10-K (File No. 001-05517) filed on August 26, 2005).

99.2	Unaudited consolidated interim financial statements of Scientific-Atlanta as of and for the six months ended December 30, 2005 and December 31, 2004 (incorporated by reference to pages 2 to 16 of Form 10-Q (File No. 001-05517) filed on February 8, 2006).

99.3	Unaudited pro forma combined financial statements as of and for the six months ended January 28, 2006 and for the twelve months ended July 30, 2005.

†	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Cisco Systems, Inc. hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CISCO SYSTEMS, INC.

Dated: May 12, 2006	By:	/s/ Betsy Rafael
	Name:	Betsy Rafael
	Title:	Vice President, Corporate Controller and Principal Accounting Officer

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among Cisco Systems, Inc., Columbus Acquisition Corp. and Scientific-Atlanta, Inc. (incorporated by reference to Exhibit 2.1 of Form 8-K (File No. 001-05517) filed on November 21, 2005).†

10.1	Cisco Systems, Inc. SA Acquisition Long-Term Incentive Plan (amends and restates the 2003 Long-Term Incentive Plan of Scientific-Atlanta), including related form agreements (incorporated by reference to Exhibit 99.4 to Form S-8 (File No. 333-132050) filed on February 27, 2006).

23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm of Scientific-Atlanta, Inc.

99.1	Audited consolidated financial statements and schedules of Scientific-Atlanta as of July 1, 2005 and July 2, 2004 and for each of the three years in the period ended July 1, 2005 (incorporated by reference to pages 42 and 44 to 78 of Form 10-K (File No. 001-05517) filed on August 26, 2005).

99.2	Unaudited consolidated interim financial statements of Scientific-Atlanta as of and for the six months ended December 30, 2005 and December 31, 2004 (incorporated by reference to pages 2 to 16 of Form 10-Q (File No. 001-05517) filed on February 8, 2006).

99.3	Unaudited combined pro forma financial statements as of and for the six months ended January 28, 2006 and for the twelve months ended July 30, 2005.

†	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Cisco Systems, Inc. hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.